SUB-ITEM 77Q1(a)(1)

                              MFS SERIES TRUST VI

The Trust's Amended and Restated Declaration of Trust dated January 1, 2002 was contained in MFS Series Trust VI (File Nos. 33-34502 and 811-6102) Post-Effective Amendment No. 17 filed with the Securities and Exchange Commission via EDGAR on February 28, 2002. Such document is incorporated herein by reference.